Exhibit 99.1
                                                            ------------

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K of WesBanco, Inc. KSOP (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of WesBanco, Inc., in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


                                        /s/ Paul M. Limbert
Date:   June 30, 2003                   ----------------------------
        -------------                   Paul M. Limbert
                                        President and Chief Executive Officer




                                        /s/ Robert H. Young
Date:   June 30, 2003                   ----------------------------
        -------------                   Robert H. Young
                                        Executive Vice President and
                                        Chief Financial Officer



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